Exhibit 10.1

EXECUTION COPY

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of October 18, 2016, is entered into by and among STORE Master Funding VII, LLC (the “New Issuer”), STORE CAPITAL CORPORATION, in its capacity as Property Manager and Special Servicer, as applicable, Midland Loan Services, a division of PNC Bank, National Association, in its capacity as Back-Up Manager and CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee (the “Indenture Trustee”), under that certain Fourth Amended and Restated Property Management and Servicing Agreement, dated as of April 16, 2015, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, all Joining Parties, the Property Manager, the Special Servicer, the Back-Up Manager and the Indenture Trustee (as the same may be amended, modified, extended or restated from time to time, the “Property Management Agreement”).  All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Property Management Agreement.

The New Issuer is a limited liability company established under the laws of the State of Delaware on November 13, 2013, operates under an Amended and Restated limited liability company agreement, dated as of October 13, 2016 (the “New Issuer Agreement”).

The New Issuer, the Property Manager, the Special Servicer, the Indenture Trustee and the Back-Up Manager hereby agree as follows:

1.                                      The New Issuer hereby acknowledges, agrees and confirms that, by its execution of this Agreement, effective as of the date hereof, the New Issuer shall become a party to the Property Management Agreement, shall be deemed to be a signatory to the Property Management Agreement and shall have all of the rights and obligations of an Issuer as specified in the Property Management Agreement.  The New Issuer hereby ratifies, as of the date hereof, and agrees to be bound by, all of the applicable terms, provisions and conditions contained in the Property Management Agreement.

2.             The address of the New Issuer for purposes of Section 9.04(c) of the Property Management Agreement shall be as follows:

STORE MASTER FUNDING VII, LLC
8501 E. Princess Drive, Suite 190
Scottsdale, Arizona 85255
Attention: Secretary
Facsimile No.: 480-256-1101

With a copy to

Kutak Rock LLP
1801 California Street, Suite 3000
Denver, Colorado 80202
Attention: Paul E. Belitz, Esq.

3.             This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

4.             THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signatures follow]

IN WITNESS WHEREOF, the New Issuer, the Property Manager, the Special Servicer and the Back-Up Manager have caused this Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

STORE MASTER FUNDING VII, LLC

By:	/s/Michael T. Bennett
Name:	Michael T. Bennett
Title:	Executive Vice President — General Counsel

STORE CAPITAL CORPORATION, a Maryland corporation, as Property Manager

By:	/s/Michael T. Bennett
Name:	Michael T. Bennett
Title:	Executive Vice President — General Counsel

Joinder to Property Management Agreement

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION, as Back-Up Manager

By:	/s/Bradley J. Hauger
Name:	Bradley J. Hauger
Title:	Senior Vice President

Joinder to Property Management Agreement

CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee under that certain Fourth Amended and Restated Property Management and Servicing Agreement, dated as of April 16, 2015

By:	/s/John Hannon
Name:	John Hannon
Title:	Vice President

Joinder to Property Management Agreement